Other operating income / (expense), net (Tables)	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Schedule of Other Operating Income (Expense)

	2025	2024	2023
Gain from commodity derivative financial instrument	1,175	10,593	6,913
Gain / (loss) from disposal of other property items	4,254	(2,408)	4,747
Net gain / (loss) from fair value adjustment of investment property	3,312	(23,375)	10,620
Gain from disposal of farmland and other assets (Note 21)	—	6,050	6,334
Insurance recovery / (impairment) of assets destroyed by fire (*)	11,295	(14,259)	—
Share of loss of joint venture (**)	(424)	—	—
Tax credits recognized (***)	6,144	19,486	—
Others	529	8,737	(3,024)
	26,285	4,824	25,590

(*) In September 2024, a fire in our Peanut facility located in the Province of Cordoba damaged a warehouse cell and inventory stored therein. As a result, the Company recognized an impairment loss of approximately US$ 12.0 million and US$ 2.0 million for inventories and property, plant and equipment, respectively. During 2025, we agreed the compensation with the insurance companies for an amount of USD 14.1 millions, which net of additional charges in 2025, totaled 11.3 million.

(**) It corresponds to the 50% interest held in Profertil S.A. from December 10 2025 to December 17, 2025 (See Note 21).

(***) This amount includes US$2.2 million (2024: US$11.3 million) related to non-income tax credits resulting from a judicial decision regarding the exclusion of ICMS from the calculation base for PIS and COFINS, as well as US$3.9 million (2024: US$8.1 million) related to federal grant credits.